Exhibit 77C

                           IXIS ADVISOR FUNDS TRUST II
                                  (THE "TRUST")
                                  ON BEHALF OF
     HARRIS ASSOCIATES LARGE CAP VALUE FUND AND LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

                           SPECIAL SHAREHOLDER MEETING
                                  JUNE 2, 2005

                                     BALLOT

1.       ELECTION OF TRUSTEES

VOTED: To elect the nominees listed below as Trustees of the Trust, as described in the Proxy Statement of the Trust dated April 6, 2005, to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal. (All Funds voting together by Trust)

                                                                 FOR                  AGAINST
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (01) Graham T. Allison, Jr.                     X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,764,239.374           514,958.204

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (02) Edward A. Benjamin                         X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,770,172.406           509,025.172

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (03) Daniel M. Cain                             X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,772,091.712           507,105.866

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (04) Paul G. Chenault                           X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,749,975.557           529,222.021

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (05) Kenneth J. Cowan                           X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,758,192.528           521,005.050

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (06) Richard Darman                             X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,761,355.077           517,842.501

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (07) Sandra O. Moose                            X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,783,421.156           495,776.422

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (08) John A. Shane                              X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,758,852.839           520,344.739

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (09) Charles D. Baker                           X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,746,708.764           532,488.814

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (10) Cynthia L. Walker                          X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,774,049.885           505,147.693

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (11) Robert J. Blanding                         X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,771,113.391           508,084.187

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (12) John T. Hailer                             X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,773,708.397           505,489.181
                                                           (Continued on next page)






2             APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST FOR EACH
              OF THE TRUSTS

VOTED: To approve an Amended and Restated Agreement and Declaration of Trust for the Trust in the form submitted to the shareholders of the Trust as Appendix B to the Trust's Proxy Statement, dated April 6, 2005 (the "Proxy Statement"), as proposed and described in the Proxy Statement.



                              FOR                     AGAINST                   ABSTAIN
                        -----------------         ----------------          ----------------
                        -----------------         ----------------          ----------------
                               X                         X                         X
                        -----------------         ----------------          ----------------
                        -----------------         ----------------          ----------------
NUMBER OF VOTES:         16,078,256.237             402,230.847               539,405.494


IXIS ADVISOR FUNDS TRUST II

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NAME IN WHICH SHARES ARE REGISTERED
On record at Alamo Direct



SIGNATURE OF SHAREHOLDER OR PROXY


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